UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 28, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (“Annual Meeting”) of Constellation Energy Corporation (“Constellation”) was held on April 28, 2026. Shareholders of record as of March 4, 2026, were entitled to receive notice and vote at the Annual Meeting.

At the Annual Meeting, the shareholders:
1.Elected eleven director nominees to the Board of Directors, each for a term of one year;
2.Approved, on an advisory basis, the approval of the compensation paid to the named executive officers as disclosed in Constellation’s 2026 proxy statement; and
3.Ratified the appointment of PricewaterhouseCoopers LLP as Constellation’s independent registered public accounting firm for 2026.
4.Did not approve a shareholder proposal requesting a report assessing the bases for Constellation’s diversity, equity and inclusion initiatives.

The following tables present the votes cast with respect to each item of business presented at the meeting:

Proposal 1. Election of Directors

DIRECTOR	FOR	WITHHOLD	ABSTAIN	BROKER NON-VOTE
Yves de Balmann	246,517,608	9,913,410	—	30,638,987
Joseph Dominguez	253,511,419	2,919,599	—	30,638,987
Bradley Halverson	251,225,685	5,205,333	—	30,638,987
Charles Harrington	230,157,238	26,273,780	—	30,638,987
Julie Holzrichter	253,061,906	3,369,112	—	30,638,987
Dhiaa Jamil	252,409,287	4,021,731	—	30,638,987
Ashish Khandpur	250,422,292	6,008,726	—	30,638,987
Robert Lawless	248,790,034	7,640,984	—	30,638,987
Eileen Paterson	251,503,170	4,927,848	—	30,638,987
John Richardson	251,133,875	5,297,143	—	30,638,987
Nneka Rimmer	253,982,520	2,448,498	—	30,638,987

Proposal 2. Advisory Vote to Approve Compensation of our Named Executive Officers (Say-on-Pay)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
241,593,166	13,558,055	1,279,797	—

Proposal 3. Ratification of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
285,285,740	1,356,702	427,563	—
Proposal 4. Shareholder Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,969,194	251,481,422	1,980,402	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Arden T. Phillips
Arden T. Phillips
Corporate Secretary

May 1, 2026